SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2003

                              Mesa Air Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                      0-15495                   85-0302351
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(State or Other Jurisdiction         (Commission             (I.R.S.  Employer
      of Incorporation)              File Number)            Identification No.)

410 North 44th Street, Suite 700, Phoenix, Arizona                      85008
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code: (602) 685-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. Results of Operations and Financial Condition.

On November 20, 2003, Mesa Air Group, Inc. (the "Company"), announced via press release the Company's results for its fourth quarter ended September 30, 2003 and conducted a publicly-available conference call discussing those results. This Form 8-K and the attached Exhibit 99 are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

A copy of the Company's press release is attached hereto as Exhibit 99.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 26, 2003                 Mesa Air Group, Inc.

                                        By:   /s/ Jonathan G. Ornstein
                                           -------------------------------------
                                           Name:  Jonathan G. Ornstein
                                           Title: Chairman and Chief
                                                  Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION
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      99                                Press Release, dated November 20, 2003